LITMAN GREGORY FUNDS TRUST

(the “Trust”)

Supplement dated July 21, 2023 to the

Statements of Additional Information of the Litman Gregory Funds Trust

dated April 28, 2023 and June 28, 2023, as supplemented

Notice to Existing and Prospective Shareholders:

Effective June 26, 2023, John M. Coughlan no longer serves as Chief Compliance Officer of the Trust. Mr. Coughlan will continue to serve as the Treasurer and Secretary of the Trust. Accordingly, effective immediately all references to Mr. Coughlan as Chief Compliance Officer of the Trust are removed from each Statement of Additional Information (“SAI”).

Effective June 26, 2023, Joseph Kelly has been appointed as Chief Compliance Officer of the Trust. The following information supplements the table for “Interested Trustees & Officers” in the section entitled “Board of Trustees” in each SAI:

Interested Trustees & Officers

Name, Address and Year Born	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/ Officer During Past Five Years
Joseph Kelly 2301 Rosecrans Avenue, Suite 2150 El Segundo, CA 90245 (born 1975)	Chief Compliance Officer	Open-ended term; served as Chief Compliance Officer since June 2023.	Managing Director, Chief Compliance Officer of the Advisor since June 2023. Deputy Chief Compliance Officer, The TCW Group, Inc. from January 2022 to June 2023. Senior Vice President Compliance, The TCW Group, Inc. from June 2021 to December 2021. General Counsel and Chief Compliance Officer, Dunham & Associates Investment Counsel Inc. from November 2013 to June 2021.	N/A	None

Please keep this Supplement with your Statements of Additional Information.